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                                                                   EXHIBIT 10.36


                           RESTORATION HARDWARE, INC.
                        NOTICE OF GRANT OF STOCK OPTION

              Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Restoration Hardware, Inc. (the "Corporation"):

              Optionee: Gary G. Friedman

              Grant Date: March 18, 2001

              Vesting Commencement Date: March 18, 2001 (Date employment commences)

              Exercise Price: $ 1.75 per share (payable as set forth in the Stock Purchase Agreement or, if applicable, Early Exercise Stock Purchase Agreement)

              Number of Option Shares: 1,200,000 shares

              Expiration Date: March 17, 2011

              Type of Option: Non-Statutory Stock Option

              Date Exercisable: Immediately Exercisable

              Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Subject to the terms of the Stock Option Agreement attached as Exhibit A, Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to thirty-three and one-third percent (33 1/3%) of the Option Shares upon Optionee's completion of each of the three
              (3) years of Service measured from and after the Vesting Commencement Date, with the first such installment to become exercisable on the first anniversary of the Vesting Commencement Date. In no event shall the Option vest for any additional Option Shares after Optionee's cessation of Service.

              Optionee agrees to be bound by the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A, the Stock Purchase Agreement attached hereto as Exhibit B or, if applicable, the Early Exercise Stock Purchase Agreement attached hereto as Exhibit C.

              No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause. This shall not, however, diminish the Corporation's obligations under Optionee's Compensation and Severance Agreement, as defined in the Option Agreement attached as Exhibit A, after such agreement becomes effective.


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              REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES
ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT AND EARLY EXERCISE STOCK PURCHASE AGREEMENT.

              Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.


                                        RESTORATION HARDWARE, INC.

                                        By: /s/ Walter Parks
                                           -------------------------------------

                                        Title:
                                              ----------------------------------


                                               /s/ Gary Friedman
                                        ----------------------------------------
                                        OPTIONEE

                                        Address:
                                                --------------------------------

                                        ----------------------------------------

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ATTACHMENT
EXHIBIT A -- STOCK OPTION AGREEMENT
EXHIBIT B -- STOCK PURCHASE AGREEMENT
EXHIBIT C -- EARLY EXERCISE STOCK PURCHASE AGREEMENT


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